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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

JAGUAR HEALTH, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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201 Mission Street, Suite 2375, San Francisco, CA 94105
Tel: 415.371.8300    •    Fax: 415.371.8311
www.jaguar.health.com

November [    ], 2017

Dear Stockholder:

        You are cordially invited to attend the Special Meeting of Stockholders (the "Special Meeting") of Jaguar Health, Inc. (the "Company") to be held at 201 Mission Street, Suite 2375, San Francisco, CA 94105, on Friday, December 1, 2017, at 8:00 a.m., local time.

        At the Special Meeting you will be asked to:

  1.
  Approve, pursuant to Nasdaq Listing Rules 5635(b) and (d), the issuance of up to an aggregate of 17,808,144 shares of Jaguar Common Stock that may be issued to (i) Chicago Venture Partners, L.P. ("CVP") upon conversion and/or redemption of the outstanding balance (including interest thereon), or any portion thereof, of the Convertible Promissory Note, due August 2, 2018, issued by Jaguar to CVP in the original principal amount of $2,155,000 (the "CVP Note"), subject to the terms of the CVP Note, and (ii) Iliad Research and Trading, L.P. ("Iliad"), an affiliate of CVP, upon conversion and/or redemption of the outstanding balance (including interest thereon), or any portion thereof, of the Convertible Promissory Note proposed to be issued by Jaguar to Iliad in the original principal amount of $1,375,000 (the "Iliad Note"), subject to the terms of the Iliad Note, such aggregate shares constituting approximately 19.9% of our outstanding shares of Common Stock assuming conversion of the non-voting common stock (Proposal 1); and

  2.
  Approve a proposal to grant discretionary authority to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 (Proposal 2).

        It is important that your shares be represented and voted whether or not you plan to attend the Special Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Special Meeting. If you do attend the Special Meeting, you may, of course, withdraw your proxy should you wish to vote in person. Please read the enclosed information carefully before voting.

Sincerely,

Lisa A. Conte Chief Executive Officer & President

JAGUAR HEALTH, INC.
201 Mission Street
Suite 2375
San Francisco, CA 94105

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held Friday, December 1, 2017

        NOTICE HEREBY IS GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Jaguar Health, Inc. (the "Company") will be held at 201 Mission Street, Suite 2375, San Francisco, CA 94105, on Friday, December 1, 2017, at 8:00 a.m., local time, for the following purposes:

  1.
  Approve, pursuant to Nasdaq Listing Rules 5635(b) and (d), the issuance of up to an aggregate of 17,808,144 shares of Jaguar Common Stock that may be issued to (i) Chicago Venture Partners, L.P. ("CVP") upon conversion and/or redemption of the outstanding balance (including interest thereon), or any portion thereof, of the Convertible Promissory Note, due August 2, 2018, issued by Jaguar to CVP in the original principal amount of $2,155,000 (the "CVP Note"), subject to the terms of the CVP Note, and (ii) Iliad Research and Trading, L.P. ("Iliad"), an affiliate of CVP, upon conversion and/or redemption of the outstanding balance (including interest thereon), or any portion thereof, of the Convertible Promissory Note proposed to be issued by Jaguar to Iliad in the original principal amount of $1,375,000 (the "Iliad Note"), subject to the terms of the Iliad Note, such aggregate shares constituting approximately 19.9% of our outstanding shares of Common Stock assuming conversion of the non-voting common stock (Proposal 1); and

  2.
  Approve a proposal to grant discretionary authority to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 (Proposal 2).

        In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Special Meeting.

        Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on November 13, 2017 are entitled to receive notice of and to vote at the Speical Meeting and any adjournment or postponement thereof. This Notice of Special Meeting of Stockholders and Proxy Statement and Proxy Card are being sent to stockholders beginning on or about November [    ], 2017.

By Order of the Board of Directors,

Lisa A. Conte Chief Executive Officer & President

San Francisco, California
November [    ], 2017

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting
to be Held on Friday, December 1, 2017. The proxy materials are available at
[http://phx.corporate-ir.net/phoenix.zhtml?c=253723&p=irol-irhome.]

PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD BY MAIL. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

JAGUAR HEALTH, INC.
201 Mission Street
Suite 2375
San Francisco, CA 94105

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To Be Held Friday, December 1, 2017

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

        We are furnishing this Proxy Statement to our stockholders in connection with the solicitation of proxies by our Board of Directors to be voted at the Special Meeting of Stockholders and at any adjournment or postponement thereof. The Special Meeting will be held at 201 Mission Street, Suite 2375, San Francisco, CA 94105, on Friday, December 1, 2017, at 8:00 a.m., local time.

        When used in this Proxy Statement, the terms the "Company," "we," "us," "our" and "Jaguar" refer to Jaguar Health, Inc.

        Pursuant to rules adopted by the Securities and Exchange Commission ("SEC"), the Company is also providing access to its proxy materials over the Internet. All stockholders will have the ability to access the proxy materials at [http://investors.jaguarhealth.com/phoenix.zhtml?c=253723&p=ir ol-reportsannual].

        The date on which this Proxy Statement and form of proxy card, or voting instruction card, are first being sent or given to stockholders is on or about November [    ], 2017.

GENERAL INFORMATION ABOUT VOTING

Record Date

        As of November 13, 2017, the record date for the Special Meeting, [                    ] shares of our Common Stock were outstanding. Only holders of record of our Common Stock as of the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof. A list of such holders will be open to the examination of any stockholder for any purpose germane to the meeting at Jaguar Health, Inc., 201 Mission Street, Suite 2375, San Francisco, CA 94105 for a period of ten (10) days prior to the Special Meeting. The list of stockholders will also be available for such examination at the Special Meeting. In addition, as of November 13, 2017, [                    ] shares of our non-voting common stock were outstanding but will not have any voting rights in connection with the Special Meeting. Each share of non-voting common stock is convertible into one share of Common Stock at the election of the holder thereof anytime on or after April 1, 2018 or automatically upon transfer to anyone that is not Nantucket Investments Limited or an affiliated investment fund. The use of the capitalized term "Common Stock" in this Proxy

Statement and related materials refers only to Jaguar's voting Common Stock and does not include Jaguar's convertible non-voting common stock.

Quorum and Revocability of Proxies

        Each share of our Common Stock entitles the holder of record thereof to one vote. No other securities are entitled to be voted at the Special Meeting. Each stockholder holding Common Stock may vote in person or by proxy on all matters that properly come before the Special Meeting and any adjournment or postponement thereof. The presence, in person or by proxy, of stockholders entitled to vote a majority of the shares of Common Stock outstanding on the record date will constitute a quorum for purposes of voting at the Special Meeting. Properly executed proxies marked "ABSTAIN" will be counted as "present" for purposes of determining the existence of a quorum. If a quorum should not be present, the Special Meeting may be adjourned from time to time until a quorum is obtained.

        Our Board of Directors (the "Board") is soliciting the enclosed proxy for use in connection with the Special Meeting and any postponement or adjournment thereof. If the enclosed proxy is voted via the Internet, by telephone or the proxy card is executed and returned, the shares represented by it will be voted as directed on all matters properly coming before the Special Meeting for a vote. For each proposal, you may vote "FOR," "AGAINST" or "ABSTAIN". Returning your completed proxy card or voting on the Internet or by telephone will not prevent you from voting in person at the Special Meeting should you be present and desire to do so. You may revoke your proxy by (a) delivering to the Secretary of the Company at or before the Special Meeting a written notice of revocation bearing a later date than the proxy, (b) duly executing a subsequent proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the Special Meeting or (c) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered at or prior to the Special Meeting to: Jaguar Health, Inc., 201 Mission Street, Suite 2375, San Francisco, CA 94105, Attention: Karen S. Wright. Beneficial owners of our Common Stock who are not holders of record and wish to revoke their proxy should contact their bank, brokerage firm or other custodian, nominee or fiduciary to inquire about how to revoke their proxy.

        The shares represented by all valid proxies received will be voted in the manner specified on the proxies. Where specific choices are not indicated on a valid proxy, the shares represented by such proxies received will be voted "FOR" Proposals 1 and 2.

        We will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement. In addition to solicitation by use of the mail, proxies may be solicited by telephone, facsimile or personally by our directors, officers and employees, who will receive no extra compensation for their services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock.

Broker Voting

        Brokers holding shares of record in "street name" for a client have the discretionary authority to vote on some matters if they do not receive instructions from the client regarding how the client wants the shares voted at least 10 days before the date of the Special Meeting. There are also some matters (non-routine matters) with respect to which brokers do not have discretionary authority to vote if they do not receive timely instructions from the client. When a broker does not have discretion to vote on a particular matter and the client has not given timely instructions on how the broker should vote, a broker non-vote results.

        Proposals 1 and 2 are considered "non-routine" matters. Therefore, if you hold your shares in street name and do not give your broker specific voting instructions with respect to Proposals 1 and/or 2, your shares will not be voted, resulting in broker non-votes. Broker non-votes also will not be counted for purposes of determining a quorum at the Special Meeting.

Required Vote

Proposal 1

        In voting with regard to the proposal to approve, pursuant to Nasdaq Listing Rules 5635(b) and (d), the issuance of up to an aggregate of 17,808,144 shares of Jaguar Common Stock that may be issued to (i) Chicago Venture Partners, L.P. ("CVP") upon conversion and/or redemption of the outstanding balance (including interest thereon), or any portion thereof, of the Convertible Promissory Note, due August 2, 2018, issued by Jaguar to CVP in the original principal amount of $2,155,000 (the "CVP Note"), subject to the terms of the CVP Note, and (ii) Iliad Research and Trading, L.P. ("Iliad"), an affiliate of CVP, upon conversion and/or redemption of the outstanding balance (including interest thereon), or any portion thereof, of the Convertible Promissory Note proposed to be issued by Jaguar to Iliad in the original principal amount of $1,375,000 (the "Iliad Note"), subject to the terms of the Iliad Note, such aggregate shares constituting approximately 19.9% of our outstanding shares of Common Stock assuming conversion of the non-voting common stock, you may vote in favor of the proposal, vote against the proposal or abstain from voting.

        The vote required to approve Proposal 1 is governed by Delaware law, Nasdaq Listing Rules, our Second Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws and is the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Special Meeting, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote and therefore will have the same legal effect as voting against Proposal 1.

Proposal 2

        In voting with regard to the proposal to grant discretionary authority to adjourn the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve Proposal 2 is governed by Delaware law, our Second Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws and is the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Special Meeting, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote and therefore will have the same legal effect as voting against Proposal 2.

NO DISSENTERS' RIGHTS

        The corporate action described in this Proxy Statement will not afford to stockholders the opportunity to dissent from the actions described herein and receive an agreed or judicially appraised value for their shares of Common Stock.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of November 1, 2017 for:

  •
  each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

  •
  each of our named executive officers;

  •
  each of our directors; and

  •
  all directors and named executive officers as a group.

        Information with respect to beneficial ownership has been furnished by each director, executive officer or beneficial owner of more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to the securities. Except as otherwise provided by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock used to calculate the percentage ownership of each listed person includes the shares of Common Stock underlying options or warrants held by such persons that are currently exercisable or exercisable within 60 days of November 1, 2017, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

        Percentage of beneficial ownership is based on 46,870,262 shares of Common Stock outstanding as of November 1, 2017. This does not include 42,617,893 shares of our non-voting common stock that were outstanding as of November 1, 2017 but do not have any voting rights. Each share of non-voting common stock is convertible into one share of Common Stock at the election of the holder thereof anytime on or after April 1, 2018 or automatically upon transfer to anyone that is not Nantucket Investments Limited or an affiliated investment fund.

        Except as otherwise set forth below, the address of each beneficial owner listed in the table below is c/o Jaguar Health, Inc., 201 Mission Street, Suite 2375, San Francisco, California 94105.

Name and address of beneficial owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Entities affiliated with Kingdon Capital Management L.L.C.(1)	25,457,532	35.8%
Invesco Ltd.	6,297,603	13.4%
Nantucket Investments Limited	4,884,245	10.4%
Named executive officers and directors:
James J. Bochnowski(2)	807,843	1.7%
Lisa A. Conte(3)	508,882	1.1%
Jiahao Qiu(4)	9,389	—*
Zhi Yang, Ph.D.(5)	1,571,825	3.4%
Folkert W. Kamphuis(6)	106,952	—*
Steven R. King, Ph.D.(7)	167,220	—*
John Micek III(8)	57,418	—*
Ari Azhir, Ph.D.(9)	32,683	—*
Karen S. Wright(10)	60,162	—*
Roger Waltzman	0	—*
All current executive officers and directors as a group (10 persons)(11)	3,322,375	6.9%

*
Less than 1%.

(1)
Represents (i) 1,291,986 shares of Common Stock, (ii) 850,002 shares of Common Stock issuable upon exercise of warrants, and (iii) 10,946,312 shares of Common Stock issuable upon conversion of the Kingdon Notes owned by Kingdon Capital Management, L.L.C. and 12,369,232 shares of Common Stock issuable upon payment of interest on the Kingdon Notes in lieu of cash convertible at $0.20 per share.

(2)
Includes (i) 587,576 shares of Common Stock, (ii) 99,058 shares of Common Stock issuable under stock options that are exercisable or will become exercisable within 60 days of November 1, 2017 and (iii) 121,209 shares of Common Stock issuable under warrants that are exercisable or will become exercisable within 60 days of November 1, 2017. All securities other than stock options are held by the Bochnowski Family Trust. Mr. Bochnowski is a co-trustee and beneficiary of such trust and shares voting and investment control over such shares with his spouse.

(3)
Represents 11,297 shares of Common Stock, and 497,585 shares of stock issuable under stock options that are exercisable or will become exercisable within 60 days of November 1, 2017.

(4)
Represents 9,389 shares of Common Stock issuable under stock options that are exercisable or will become exercisable within 60 days of November 1, 2017.

(5)
Represents 1,571,825 shares of Common Stock beneficially held by BVCF. Dr. Yang is the Chairperson, Founder, Managing Partner and sole shareholder of BVCF and he may be deemed to beneficially own all the shares held by BVCF.

(6)
Represents 106,952 shares of Common Stock issuable under stock options that are exercisable or will become exercisable within 60 days of November 1, 2017.

(7)
Represents 6,636 shares of Common Stock, and 160,584 shares of Common Stock issuable under stock options that are exercisable or will become exercisable within 60 days of November 1, 2017.

(8)
Represents 57,419 shares of Common Stock issuable under stock options that are exercisable or will become exercisable within 60 days of November 1, 2017.

(9)
Represents 32,683 shares of Common Stock issuable under stock options that are exercisable or will become exercisable within 60 days of November 1, 2017.

(10)
Represents 60,162 shares of Common Stock issuable under stock options that are exercisable or will become exercisable within 60 days of November 1, 2017.

(11)
See footnotes (2) - (10).

 PROPOSAL 1—APPROVAL, PURSUANT TO NASDAQ LISTING RULES 5635(B) AND (D), OF THE ISSUANCE OF UP TO AN AGGREGATE OF 17,808,144 SHARES OF JAGUAR COMMON STOCK TO CHICAGO VENTURE PARTNERS, L.P. AND ILIAD RESEARCH AND TRADING, L.P. UNDER CERTAIN CONVERTIBLE PROMISSORY NOTES

        At the Special Meeting, holders of our Common Stock will be asked to approve the issuance of up to an aggregate of 17,808,144 shares of our Common Stock that may be issued to (i) CVP upon conversion and/or redemption of the outstanding balance (including interest thereon), or any portion thereof, of the CVP Note, subject to the terms of the CVP Note, and (ii) Iliad upon conversion and/or redemption of the outstanding balance (including interest thereon), or any portion thereof, of the Iliad Note, subject to the terms of the Iliad Note. All per share dollar figures included in this Proposal 1are subject to adjustment for stock splits, stock dividends, reclassifications and other similar recapitalization transactions.

Background

CVP Note

        On June 29, 2017, prior to our acquisition of Napo Pharmaceuticals, Inc. through a merger, we entered into a definitive agreement with CVP for the issuance of the CVP Note at a purchase price of $1,700,000. Under the terms of the CVP Note, the noteholder may convert any amount of the outstanding balance of the CVP Note (including interest thereon) into shares of Jaguar common stock at a conversion price of $1.00 per share at any time after the earlier of (i) December 29, 2017 and (ii) the effective date of the resale registration statement that Jaguar has filed to register the resale of shares issuable upon conversion of the CVP Note (the "Resale S-3 Effective Date"). In addition, beginning on the earlier of (i) December 29, 2017 and (ii) the Resale S-3 Effective Date, CVP will have the right to redeem a portion of the outstanding balance of the CVP Note (including interest thereon) in any amount up to $350,000 per month. If redemption is made prior to December 29, 2017, the redemption must be satisfied in Jaguar stock valued at $1.00 per share. After December 29, 2017, the redemption(s) may be satisfied in cash or stock valued at $1.00 per share, at the election of Jaguar; provided, however, that if Jaguar stock is trading below $1.15 per share, the redemption must be in cash, unless the parties consent to a different conversion price in accordance with the terms of the CVP Note. CVP cannot redeem more than $350,000 per month under the CVP Note. In addition, CVP has the right to purchase 100% of the debt under Jaguar's term loan so long as the purchase includes the full pay-out of funds owed to the lender under the term loan at such time. Pursuant to the terms of the CVP Note, we have granted CVP a springing security interest in substantially all of Jaguar's assets that becomes effective upon the earlier to occur of (1) repayment in full of the term loan owing to Hercules Capital, Inc. or (2) the purchase of the Hercules Capital, Inc term loan by CVP.

Iliad Note

        Our management is in the process of negotiating a definitive agreement with Iliad, an affiliate of CVP (collectively, the "Funds"), for the issuance of the Iliad Note in the original principal amount of $1,375,000 for a purchase price of $1,100,000. Under the terms of the Iliad Note, the noteholder may convert any amount of the outstanding balance of the Iliad Note (including interest thereon) into shares of Jaguar common stock at a conversion price of $0.52 per share at any time commencing six months after the date that Iliad delivers the purchase price of the Iliad Note to Jaguar (the "Iliad Note Purchase Price Date").

        In addition, beginning on the earlier of (i) the effective date of the resale registration statement that Jaguar has agreed to file to register the resale of shares issuable upon conversion of the Iliad Note or (ii) January 31, 2018, Iliad will have the right to redeem a portion of the outstanding balance of the Iliad Note in any amount up to $500,000 per month less the amount of any redemptions by CVP under the CVP Note during such month. If redemption is made prior to January 31, 2018, the redemption must be satisfied in Jaguar Common Stock valued at $0.52 per share. After January 31, 2018, the redemption(s) may be satisfied in cash or stock, at the election of Jaguar; provided, however, that if Jaguar Common Stock is trading below $0.52 per share, then Jaguar must pay the redemption in cash, unless the parties consent to a different conversion price in accordance with the terms of the Iliad Note.

Stockholder Approval Requirement

        Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance of securities will result in a change of control of Jaguar. Nasdaq defines a "change of control" as occurring when, as a result of an issuance, an investor or group would own, or have the right to acquire 20% or more of the outstanding shares of common stock or the voting power of a company, and such ownership or voting power would be the largest ownership position. The issuance of shares of Common Stock to CVP upon the conversion or redemption of the CVP Note, together with the issuance of shares of Common Stock to Iliad upon the conversion or redemption of the Iliad Note, could result in the Funds being the largest owner of Jaguar Common Stock in an amount greater than 20% of the issued and outstanding shares of Jaguar Common Stock.

        Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is also required prior to the issuance of securities in connection with a transaction other than a public offering involving: (i) the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by our officers, directors or substantial stockholders equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or (ii) the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. The issuance of shares of Common Stock to CVP upon the conversion or redemption of the CVP Note, together with the issuance of shares of Common Stock to Iliad upon the conversion or redemption of the Iliad Note, could result in the issuance of shares of Common Stock to the Funds that represents more than 20% of our Common Stock or 20% of the voting power outstanding prior to the issuance of the CVP Note.

        On June 29, 2017, there were 17,482,501 shares of our Common Stock issued and outstanding. Accordingly, our issuance of more than 3,496,500 shares under the CVP Note and Iliad Note requires the approval of our stockholders under Nasdaq Listing Rules 5635(b) and (d), assuming that the CVP Note and Iliad Note transactions are integrated for purposes of the Nasdaq rules. As of November 1, 2017, there were 46,870,262 shares of our Common Stock issued and outstanding. This does not include 42,617,893 shares of our non-voting common stock that were outstanding as of November 1, 2017.

        We are, therefore, seeking stockholder approval for the issuance of up to an aggregate of 17,808,144 shares of our Common Stock that may be issued to (i) CVP upon conversion and/or redemption of the outstanding balance (including interest thereon), or any portion thereof, of the CVP Note, subject to the terms of the CVP Note, and (ii) Iliad upon conversion and/or redemption of the outstanding balance (including interest thereon), or any portion thereof, of the Iliad Note, subject to the terms of the Iliad Note, such aggregate shares constituting approximately 19.9% of our outstanding shares of Common Stock assuming conversion of the non-voting common stock.

Required Vote of Stockholders

        To approve the issuance of up to an aggregate of 17,808,144 shares of Jaguar Common Stock that may be issued to the Funds upon conversion and/or redemption of the CVP Note and the Iliad Note,

the affirmative vote of the holders of a majority of shares of Jaguar Common Stock, present in person or by remote communication, if applicable, or represented by proxy at the Special Meeting, voting together as a single class and entitled to vote, is required. Although failure to submit a proxy or vote in person at the special meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the special meeting will make it more difficult to meet the requirement under Jaguar's bylaws that the holders of a majority of the Jaguar capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or by proxy to constitute a quorum at the special meeting.

        The Board of Directors unanimously recommends that the stockholders vote "FOR" Proposal No. 1 to authorize the issuance, pursuant to Nasdaq Listing Rules 5635(b) and (d), of up to an aggregate of 17,808,144 shares of our Common Stock to the Funds under the CVP Note and the Iliad Note.

 PROPOSAL 2—GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES

        Although it is not expected, the Special Meeting may be adjourned for the purpose of soliciting additional proxies. Any such adjournment of the Special Meeting may be made without notice, other than by the announcement made at the Special Meeting, by approval of the holders of a majority of the shares of our Common Stock present in person or by proxy and entitled to vote at the Special Meeting, whether or not a quorum exists. We are soliciting proxies to grant discretionary authority to the chairperson of the Special Meeting to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposal 1. The chairperson will have the discretion to decide whether or not to use the authority granted to such person pursuant to this Proposal 2 to adjourn the Special Meeting.

Required Vote of Stockholders

        To approve the grant of discretionary authority to the chairperson of the Special Meeting to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies in favor of Proposal 1, the affirmative vote of the holders of a majority of shares of Jaguar Common Stock, present in person or by remote communication, if applicable, or represented by proxy at the Special Meeting, voting together as a single class and entitled to vote, is required. Although failure to submit a proxy or vote in person at the special meeting, or a failure to provide your broker, nominee, fiduciary or other custodian, as applicable, with instructions on how to vote your shares will not affect the outcome of the vote on this proposal, the failure to submit a proxy or vote in person at the special meeting will make it more difficult to meet the requirement under Jaguar's bylaws that the holders of a majority of the Jaguar capital stock issued and outstanding and entitled to vote at the Special Meeting be present in person or by proxy to constitute a quorum at the special meeting.

        The Board of Directors unanimously recommends that the stockholders vote "FOR" Proposal No. 2 to grant discretionary authority to adjourn the Special Meeting, if necessary, to solicit additional proxies in favor of Proposal 1.

 STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

        In accordance with SEC Rule 14a-8, in order for stockholder proposals intended to be presented at the 2018 Annual Meeting of Stockholders to be eligible for inclusion in our proxy statement and the form of proxy for such meeting, they must be received by us at our executive offices in San Francisco, California, before December 15, 2017. The Board of Directors has not determined the date of the 2018 Annual Meeting of the Company's Stockholders, but does not currently anticipate that the date will be changed by more than 30 calendar days from the date of this year's annual meeting.

AVAILABILITY OF ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K

        Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 as filed with the Securities and Exchange Commission (exclusive of exhibits and documents incorporated by reference), may be obtained for free by directing written requests to: Jaguar Health, Inc., Attention: Karen S. Wright, 201 Mission Street, Suite 2375, San Francisco, CA 94105 (415.371.8300 phone). Copies of exhibits and basic documents filed with the Annual Report on Form 10-K or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report on Form 10-K over the Internet at the SEC's website, www.sec.gov, or at [http://phx.corporate-ir.net/phoenix.zhtml?c=253723&p=irol-sec].

LIST OF THE COMPANY'S STOCKHOLDERS

        A list of our stockholders as of November 13, 2017, the record date for the Special Meeting, will be available for inspection at our corporate headquarters during normal business hours during the 10-day period prior to the Special Meeting. The list of stockholders will also be available for such examination at the Special Meeting.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

        Unless contrary instructions are received, we may send a single copy of the Proxy Statement and Notice of Special Meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process is known as "householding" and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

        If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

  1.
  If your shares are registered in your own name, please contact our transfer agent by writing to them at Computershare Investor Services, PO Box 30170, College Station, Texas 77842-3170 (Attn: Jaguar Health, Inc. Representative) or calling 1-800-962-4284.

  2.
  If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

OTHER MATTERS THAT MAY COME BEFORE THE SPECIAL MEETING

        Our Board of Directors knows of no matters other than those referred to in the accompanying Notice of Special Meeting of Stockholders which may properly come before the Special Meeting. However, if any other matter should be properly presented for consideration and voting at the Special Meeting or any adjournments or postponements thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

By Order of the Board of Directors.

Lisa A. Conte Chief Executive Officer & President

QuickLinks

GENERAL INFORMATION ABOUT THE SPECIAL MEETING
GENERAL INFORMATION ABOUT VOTING
NO DISSENTERS' RIGHTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1—APPROVAL, PURSUANT TO NASDAQ LISTING RULES 5635(B) AND (D), OF THE ISSUANCE OF UP TO AN AGGREGATE OF 17,808,144 SHARES OF JAGUAR COMMON STOCK TO CHICAGO VENTURE PARTNERS, L.P. AND ILIAD RESEARCH AND TRADING, L.P. UNDER CERTAIN CONVERTIBLE PROMISSORY NOTES
PROPOSAL 2—GRANT OF DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES
STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING
AVAILABILITY OF ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K
LIST OF THE COMPANY'S STOCKHOLDERS
DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS
OTHER MATTERS THAT MAY COME BEFORE THE SPECIAL MEETING